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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2008

TRANSMONTAIGNE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-626-8200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On November 6, 2008, TransMontaigne Partners L.P. announced its consolidated financial results for the three months ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. Press Release dated November 6, 2008.

 SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.
	By:	TransMontaigne GP L.L.C., its general partner
Date: November 6, 2008	By:	/s/ FREDERICK W. BOUTIN Frederick W. Boutin Chief Financial Officer

 Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. Press Release dated November 6, 2008.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index